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                                                                  EXHIBIT - 32.1

                      AMERICAN ORIENTAL BIOENGINEERING INC.


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of American Oriental Bioengineering, Inc. (the Company) on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

 1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SHUJUN LIU
-------------------------------------
Shujun Liu
Chairman and Chief Executive Officer
December 15, 2003, 2003

/s/ YANCHUN LI
-------------------------------------
Yanchun Li
Acting Chief Financial Officer
December 15, 2003,

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GENERAL MOTORS ACCEPTANCE CORPORATION AND WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.